UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21583

Clough Global Allocation Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Allocation Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2009

Item 1.  Reports to Stockholders.

Clough Global Allocation Fund

Annual Report

March 31, 2009

Shareholder Letter	2

Portfolio Allocation	5

Report of Independent Registered Public Accounting Firm	6

Statement of Investments	7

Statement of Assets & Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Statement of Cash Flows	21

Financial Highlights	22

Notes to Financial Statements	23

Dividend Reinvestment Plan	31

Fund Proxy Voting Policies & Procedures	33

Portfolio Holdings	33

Notice	33

Tax Designations	33

Trustees & Officers	34

SHAREHOLDER LETTER

March 31, 2009

To Our Shareholders:

•                  During the 12 months ended March 31, 2009, the Clough Global Allocation Fund’s (the “Fund”) total return, assuming reinvestment of all distributions, was -32.20% based on net asset value and -37.50% based on the market price of the stock. That compares with a -38.09% return for the S&P 500 for the same period.

•                  Since the Fund’s inception on July 28, 2004, the total growth in net asset value assuming reinvestment of all distributions has been 5.85%, this compares to a cumulative total return of -20.35% for the S&P 500 through March 31, 2009.

•                  The Fund’s compound annual return since inception is 1.22% compared to -4.75% for the S&P 500 through March 31, 2009.

•                  Total distributions since inception have been $9.07, and based on the current dividend rate of $0.26 per share, offer a yield of 9.53% on market price as of April 22, 2009, of $10.91.

The financial markets over the past twelve months have suffered a contraction of liquidity that affected all investment asset classes. Today we think that positive equity returns in 2009 would be possible if the portfolio were properly focused. The indices may make little net progress over the year, but credit should begin to expand in certain industries and global fiscal stimulus will take root. Moreover, in a world characterized by an overwhelming shortage of yield, we believe the few profitable themes that emerge could work extremely well. Most of our efforts are centered on finding companies that offer exposure to an emerging or recovering demand cycle while generating attractive free cash flow yields. Our investments are focused on:

(1)          High-quality corporate bonds currently offer attractive yields and fortunately we believe we have the analytical resources to find solid opportunities in that market. We have invested from about 11-20% among the Funds in investment grade corporate bonds. These markets remain relatively illiquid, which is one reason values have emerged. Wall Street firms no longer have balance sheet capacity with which to inventory bonds, so building a diversified portfolio is a cumbersome process. Fiduciaries will be actively seeking yield, though building these portfolios will prove difficult for most large institutional investors and we believe our smaller size gives us an advantage. We expect quality corporate bond yields to be arbitraged down closer to Treasury yields, and bond prices should rise providing attractive total return opportunities.

(2)          A sustainable boom in Chinese domestic consumer demand powered by strong productivity gains and a secular decline in China’s unnecessarily high savings rates. China is one place in which we not only see few signs of a bubble, but enormous pent up demand in an unleveraged consumer sector. Moreover, most of our Chinese company holdings are listed in Hong Kong. The Hong Kong currency peg to the U.S. dollar forces the central bank to mimic the U.S. Federal Reserve in expanding liquidity. That should also serve as a catalyst to higher equities values.

www.cloughglobal.com

(3)          Global crude oil producers and deep water drilling technologies. We have written at length in previous communications on our positive view of this sector. Our opinion has not changed although positive secular supply/demand constraints are temporarily masked by the decline in oil demand due to the global recession.

(4)          Industrial or technology companies that currently face weak demand, but generate positive cash flow even at depressed operating levels. Profits for these companies would be leveraged to an even modest demand recovery and many have large cash holdings. Fund holding Cisco Systems currently holds 35% of its market capitalization in cash, for example.

(5)          Brazilian financials and consumer companies which should benefit as a credit cycle reaccelerates in that economy in response to the Brazilian Central Bank’s moves to lower interest rates.

Apart from these themes, however, we have identified a number of emerging opportunities which allow us to further diversify the Fund. The economic headlines may continue to be bad, but after a near 60% decline in equities and a decade of negative returns we have begun to increase our equity exposure. Our eyes are wide open and we are aware the economy will be deleveraging for some time, but not only has the 2008 equity price collapse presented us with selected equities which are priced at deep value levels, but some of them we think offer a strong secular or recovery growth profile. We highlight three areas of investment below:

(1)          Auto Parts. While excess capacity and leverage will likely leave the economy’s services sector in a long term state of low profitability, this should not be the case in some manufacturing sectors. In our view, the rate of inventory liquidation is unsustainable in some industries and we are near an inflection point where even stable demand will require higher production rates. We seldom gravitate to hyperbole but the auto parts supply industry is in a state of collapse and the survivors could offer a once in a generation price opportunity. Many auto parts suppliers have de minimis market capitalizations, current sales levels are well below replacement demand, and inventories are rapidly being drawn down. Substantial capacity will be taken out as companies disappear. Many of them could not make money when auto sales were twice the current level, and their bonds are several levels below investment grade. Now they are near bankruptcy and those bankruptcies will have the desired effect of reducing excess capacity and rendering the survivors a more profitable future.

Earlier this decade, we saw how a collapse in capacity restored pricing and profitability in the global steel industry. Today, great names like BorgWarner and Goodyear (neither currently held) trade 50-60% off their highs, will likely perform better in a more rational marketplace, and face a great deal of pent up demand.

(2)          3G wireless penetration. Smartphones are rapidly proliferating and the power behind 3G is becoming a present reality. According to Merrill Lynch, as of April 2, 2009, Carrier competition, emerging market demand and the emergence of mobile data service should cause subscribers to grow more than 20% annually and the number of handsets

2009 Annual Report

to triple over the next four to five years. In emerging economies, 3G mobile broad-band may be the sole source of Internet access. After much delay, China is issuing 3G licenses to a number of carriers. Qualcomm, a chip supplier which collects royalties on every 3G handset, and Nokia, a cash rich handset provider, are the major Fund holdings in the sector and we are actively seeking others.

(3)          Rebuilding the electric grid. We continue to search for investments which are exposed to the rebuilding of the nation’s electric transmission system. Not only is it outmoded and prone to breakdowns (a colorful article in the recent edition of Wired magazine covers this issue), but investment in green energy plants will be in locations that are not serviced by sufficient transmission capacity, and will require totally new delivery systems. General Cable, with a $950 billion market capitalization, and Quanta Services, with a $4.4 billion market capitalization, both Fund holdings, are direct beneficiaries of both types of spending.

Others have commented about the deflationary economy we live in and the various government response programs that have been designed to resuscitate demand. The reality is that the private economy may remain depressed but so are interest rates and the cost of capital for legitimate needs. Therein lies the opportunity, we think, and we are optimistic about the likelihood we can build net asset value in coming quarters. We are always conscious of our downside, attempt to be careful in our use of leverage, and remain flexible.

We attempt to communicate regularly with our shareholders and update investment commentary on a regular basis on our website, www.cloughglobal.com. We thank you for your interest in the Clough Global Allocation Fund. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $2.2 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio

PORTFOLIO ALLOCATION

March 31, 2009 (Unaudited)

Asset Type*

Common Stocks	62.75%
Corporate Bonds & Notes	17.50%
Government & Agency Obligations	12.84%
Asset/Mortgage Backed Securities	2.26%
Exchange Traded Funds	2.15%
Options Purchased & Written	1.25%
Short-Term Investments	0.65%
Equity Linked Notes	0.54%
Closed-End Funds	0.15%
Rights	-0.09%

Global Breakdown*

U.S.	75.00%
Brazil	3.88%
Switzerland	3.41%
China	3.19%
Hong Kong	2.60%
Bermuda	2.45%
Canada	1.91%
Taiwan	1.80%
Finland	1.04%
Papau New Guinea	1.00%
Israel	0.71%
Netherlands	0.53%
Thailand	0.53%
Malaysia	0.49%
Indonesia	0.48%
Greece	0.47%
Vietnam	0.37%
Luxembourg	0.30%
United Kingdom	0.23%
Russia	0.23%
Ireland	0.17%
Panama	0.08%
France	-0.14%
Japan	-0.15%
Mexico	-0.28%
South Korea	-0.30%

* As a percentage of total investments plus written options and securities sold short.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

March 31, 2009

To the Shareholders and Board of

Trustees of Clough Global Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Allocation Fund, (the “Fund”), including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund as of March 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

May 22, 2009

STATEMENT OF INVESTMENTS

March 31, 2009

	Shares	Value
COMMON STOCKS 80.35%
Consumer/Retail 3.67%
Anta Sports Products, Ltd.	482,000	$317,163
Belle International Holdings, Ltd.	1,233,000	628,385
CarMax, Inc.(a)	15,700	195,308
China Dongxiang Group Co.	1,196,000	439,785
China Mengniu Dairy Co., Ltd.	191,000	267,133
Denway Motors, Ltd.	70,000	27,095
Ford Motor Co.(a)	53,725	141,297
GOME Electrical Appliances Holdings, Ltd.(b)	1,754,700	253,563
Home Inns & Hotels Management, Inc. - ADR(a)	21,439	211,603
Honda Motor Co., Ltd.	3,800	90,060
Indofood Sukses Makmur Tbk PT	1,331,500	108,317
Jardine Strategic Holdings, Ltd.	21,221	210,088
Kraft Foods, Inc.	32,700	728,883
Little Sheep Group, Ltd.(a)(c)	59,000	22,076
New World Department Store China, Ltd.	104,700	45,389
Nine Dragons Paper Holdings, Ltd.	286,000	108,487
Parkson Retail Group, Ltd.	296,500	299,920
Ports Design, Ltd.	425,000	490,220
Pou Sheng International Holdings, Ltd.(a)(c)	164,300	17,171
Regal Hotels International Holdings, Ltd.	374,390	71,008
Shanghai Industrial Holdings, Ltd.	141,300	391,052
		5,064,003

Energy 16.86%
Coal 0.85%
Arch Coal, Inc.	18,691	249,899
CONSOL Energy, Inc.	22,615	570,802
Massey Energy Co.	3,000	30,360
Peabody Energy Corp.	12,739	318,985
		1,170,046
Exploration & Production 10.46%
Anadarko Petroleum Corp.	75,500	2,936,195
Cabot Oil & Gas Corp.	5,000	117,850
Canadian Natural Resources, Ltd.	6,126	236,219
Devon Energy Corp.	983	43,930
Hess Corp.	7,806	423,085
InterOil Corp.(a)	55,619	1,557,332
Newfield Exploration Co.(a)	13,300	301,910
Noble Energy, Inc.	32,525	1,752,447
OAO Gazprom - ADR	24,100	357,885
Occidental Petroleum Corp.	46,900	2,609,985
PetroHawk Energy Corp.(a)	41,500	798,045
Petroleo Brasileiro - Spons ADR	39,115	958,318
Petroleo Brasileiro S.A. - ADR	32,200	981,134
Plains Exploration & Production Co.(a)	15,000	258,450
Range Resources Corp.	14,000	576,240
Southwestern Energy Co.(a)	18,492	549,027
		14,458,052

	Shares	Value
Oil Services & Drillers 4.92%
Noble Corp.	10,000	$240,900
Seadrill, Ltd.	21,000	204,369
Suncor Energy, Inc.	69,758	1,549,325
Transocean, Inc.(a)	60,881	3,582,238
Weatherford International, Ltd.(a)	99,583	1,102,384
Willbros Group, Inc.(a)	12,694	123,132
		6,802,348
Pipelines 0.62%
El Paso Pipeline Partners LP	5,165	88,838
Plains All American Pipeline LP	20,700	760,932
		849,770
Tankers 0.01%
Golar LNG, Ltd.	5,500	18,865

TOTAL ENERGY		23,299,081

Finance 8.14%
Banks 5.81%
Banco Bradesco S.A. - ADR	65,035	643,847
Banco Itau Holding Financeira S.A. - ADR	174,386	1,897,314
Bank Mandiri Tbk PT	2,660,000	500,692
Bank of China, Ltd.	835,000	276,875
BlackRock Kelso Capital Corp.	105,700	442,883
Daishin Securities Co., Ltd. - GDR(a)(b)(c)	52,500	123,730
Indochina Capital Vietnam Holdings, Ltd.(a)	200,000	575,000
Morgan Stanley	55,124	1,255,173
Nomura Holdings, Inc. - ADR	14,200	71,011
PennantPark Investment Corp.	160,030	600,113
Public Bank BHD	316,491	655,468
Siam Commercial Bank PCL	460,000	706,894
Standard Chartered PLC	22,900	276,847
		8,025,847
Non-Bank 2.33%
Apollo Investment Corp.	298,489	1,038,742
Ares Capital Corp.	95,553	462,477
CME Group, Inc.	2,900	714,531
Hong Kong Exchanges & Clearing, Ltd.	35,800	338,111
Lender Processing Services, Inc.	18,400	563,224
Maiden Holdings, Ltd.(c)	23,900	106,833
		3,223,918
TOTAL FINANCE		11,249,765

Gold/Metals 2.37%
Anglo American PLC - ADR	18,134	154,683
Freeport-McMoRan Copper & Gold, Inc.	82,000	3,125,020
		3,279,703

	Shares	Value
Health Care 1.04%
Biogen Idec, Inc.(a)	13,200	$691,944
BioSphere Medical, Inc.(a)(d)	50,000	100,000
BioSphere Medical, Inc.(a)	182,703	365,406
Molecular Insight Pharmaceuticals, Inc.(a)	80,200	285,512
		1,442,862

Industrial 5.11%
Aegean Marine Petroleum Network, Inc.	46,800	783,900
Bakrie Sumatera Plantations Tbk PT	1,527,000	40,967
Chicago Bridge & Iron Co.	132,479	830,643
China South Locomotive and Rolling Stock Corp.(a)(c)	1,005,500	459,251
Crown Holdings, Inc.(a)	43,300	984,209
Foster Wheeler, Ltd.(a)	94,700	1,654,409
Jacobs Engineering Group, Inc.(a)	11,000	425,260
McDermott International, Inc.(a)	111,700	1,495,663
Sinopec Shanghai Petrochemical Co., Ltd.	990,000	243,968
Tambang Batubara Bukit Asam Tbk PT	177,000	103,397
Weichai Power Co., Ltd.	19,500	42,519
		7,064,186

Insurance 8.29%
ACE, Ltd.	16,400	662,560
The Allstate Corp.	48,212	923,260
Aon Corp.	16,700	681,694
Arch Capital Group, Ltd.(a)	4,900	263,914
Everest Re Group, Ltd.	8,900	630,120
Fidelity National Financial, Inc.	124,000	2,419,240
Loews Corp.	55,400	1,224,340
Montpelier Re Holdings, Ltd.	62,800	813,888
PartnerRe, Ltd.	9,900	614,493
RenaissanceRe Holdings, Ltd.	13,500	667,440
The Travelers Cos, Inc.	62,900	2,556,256
		11,457,205

Real Estate 1.48%
Agile Property Holdings, Ltd.	224,000	126,875
Cheung Kong Holdings, Ltd.	26,000	223,918
Great Eagle Holdings, Ltd.	219,080	288,315
Hang Lung Group, Ltd.	20,800	63,334
Hang Lung Properties, Ltd.	47,900	112,479
Italian-Thai Development PLC	2,088,000	117,750
Kerry Properties, Ltd.	180,572	435,669
Sino Land Co.	98,000	97,992
Sun Hung Kai Properties, Ltd.	53,800	481,733
YNH Property BHD	361,770	101,222
		2,049,287

Real Estate Investment Trusts (REITS) 7.06%
Annaly Capital Management, Inc.	293,200	4,066,683
Anworth Mortgage Asset Corp.	127,114	779,209

	Shares	Value
Real Estate Investment Trusts (continued)
Capstead Mortgage Corp.	34,700	$372,678
Chimera Investment Corp.	130,500	438,480
Hatteras Financial Corp.(c)	50,300	1,256,997
Hatteras Financial Corp.	98,400	2,459,016
MFA Financial, Inc.	63,000	370,440
Regal Real Estate Investment Trust	37,439	4,927
		9,748,430

Technology & Communications 18.17%
Applied Materials, Inc.	33,500	360,125
Cablevision Systems Corp.	36,148	467,755
Centron Telecom International Holdings, Ltd.	238,000	22,723
China Security & Surveillance Technology, Inc.(a)	14,800	56,832
China Telecom Corp., Ltd.	688,000	284,055
China Unicom Hong Kong, Ltd.	19,200	199,872
Chunghwa Telecom Co., Ltd. - ADR	111,147	2,026,214
Cisco Systems, Inc.(a)	269,900	4,526,222
Comcast Corp.	73,200	942,084
EMC Corp.(a)	60,000	684,000
Honeywell International, Inc.	87,800	2,446,108
Intel Corp.	65,200	981,260
Lenovo Group, Ltd.	1,234,000	283,400
Magal Security Systems, Ltd.(a)	76,443	322,589
Microsoft Corp.	116,078	2,132,353
Net Servicos de Comunicacao S.A. - ADR	91,234	661,447
NII Holdings, Inc.(a)	23,100	346,500
Nokia Corp. - ADR	138,914	1,621,126
Oracle Corp.(a)	114,500	2,069,015
Perfect World Co., Ltd.(a)	8,803	123,682
Qualcomm, Inc.	66,200	2,575,842
Radvision, Ltd.(a)	157,945	788,146
Research In Motion, Ltd.(a)	8,600	370,402
SINA Corp.(a)	2,390	55,568
Sohu.com, Inc.(a)	11,000	454,410
Yahoo! Inc.(a)	23,800	304,878
		25,106,608

Transportation 0.68%
Babcock & Brown Air, Ltd. - ADR	62,800	270,040
Burlington Northern Santa Fe Corp.	4,200	252,630
Seaspan Corp.	50,000	411,000
		933,670

Utilities 7.48%
AES Corp.(a)	78,000	453,180
DPL, Inc.	28,900	651,406
Dynegy, Inc. - Class A(a)	12,900	18,189
Enbridge, Inc.	14,400	415,165
EQT Corp.	18,487	579,198
FirstEnergy Corp.	7,000	270,200

	Shares	Value
Utilities (continued)
General Cable Corp.(a)	104,833	$2,077,790
KBR, Inc.	104,070	1,437,207
National Fuel Gas Co.	4,771	146,327
Quanta Services, Inc.(a)	189,013	4,054,329
Williams Cos., Inc.	20,600	234,428
		10,337,419

TOTAL COMMON STOCKS (Cost $139,474,528)		111,032,219

EXCHANGE TRADED FUNDS 5.44%
Financial Select Sector SPDR	96,791	852,729
iShares FTSE/Xinhua China 25 Index Fund	26,000	741,520
iShares iBoxx $ High Yield Corporate Bond Fund	5,175	350,865
iShares MSCI Brazil	24,226	912,593
Semiconductor HOLDRs Trust	54,600	1,021,020
StreetTRACKS Gold Trust(a)	40,300	3,638,284

TOTAL EXCHANGE TRADED FUNDS (Cost $7,149,683)		7,517,011

RIGHTS 0.01%
Malayan Banking BHD(a)(b), exercisable 04/07/2009-04/21/2009, subscription price 2.74 MYR	22,961	7,054

TOTAL RIGHTS (Cost $0)		7,054

CLOSED-END FUNDS 0.17%
The Ottoman Fund(a)(c)	515,340	236,618

TOTAL CLOSED-END FUNDS (Cost $896,434)		236,618

	Principal
	Amount	Value
EQUITY LINKED NOTES 0.61%
BNP Yuanta Financial (issued by BNP Paribas), expiring 12/10/2009(a)	$261,014	119,310
Chinatrust Financial Holding Co., Ltd. (issued by BNP Paribas), expiring 04/01/2015(a)	253,673	92,768
Far Eastern Textile, Ltd. (issued by BNP Paribas), expiring 04/01/2015(a)	356,000	277,146
Formosa Plastics Corp. (issued by BNP Paribas), expiring 04/01/2015(a)	126,731	190,958
Tatung Co., Ltd. (issued by BNP Paribas), expiring 04/01/2010(a)	489,323	96,397
Xinghe Fund (issued by BNP Paribas), expiring 04/01/2010(a)	650,769	69,632

TOTAL EQUITY LINKED NOTES (Cost $820,552)		846,211

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS 19.75%
ACE INA Holdings, Inc.
02/15/2017	5.700%	$200,000	$181,635
03/15/2018	5.800%	375,000	339,579
Ahold Finance U.S.A., Inc.
07/15/2010	8.250%	700,000	712,873
Allstate Life Global Funding Trusts
04/30/2013	5.375%	525,000	508,457
Anadarko Petroleum Corp.
09/15/2016	5.950%	625,000	539,219
Aon Corp.
12/14/2012	7.375%	215,000	219,796
Apache Corp.
09/15/2013	6.000%	600,000	642,275
AT&T, Inc.
02/15/2019	5.800%	525,000	515,005
Bank of America Corp.
12/01/2017	5.750%	600,000	505,017
Boeing Co.
03/15/2014	5.000%	250,000	256,656
Bottling Group LLC
01/15/2019	5.125%	600,000	605,476
Burlington Northern Santa Fe Corp.
05/01/2017	5.650%	725,000	715,045
Carolina Power & Light Co.
01/15/2019	5.300%	600,000	608,735
The Chubb Corp.
11/15/2011	6.000%	550,000	561,602
Cisco Systems, Inc.
02/15/2019	4.950%	500,000	493,262
The Coca-Cola Co.
03/15/2014	3.625%	260,000	265,673
Comcast Cable Communications LLC
06/15/2013	7.125%	680,000	708,662
Comcast Corp.
03/15/2016	5.900%	200,000	193,496
Computer Sciences Corp.
03/15/2018(c)	6.500%	400,000	380,098
The Connecticut Light & Power Co.
Series 09-A, 02/01/2019	5.500%	450,000	461,714
Corning, Inc.
06/15/2015	6.050%	300,000	287,137
CSX Transportation, Inc.
10/15/2014	8.375%	350,000	366,216
The Dayton Power & Light Co.
10/01/2013	5.125%	375,000	386,100
Devon Financing Corp. ULC
09/30/2011	6.875%	630,000	659,375
Diamond Offshore Drilling, Inc.
07/01/2015	4.875%	500,000	483,049
Duke Energy Carolinas LLC
11/15/2013	5.750%	400,000	426,756

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
Eaton Vance Corp.
10/02/2017	6.500%	$750,000	$644,834
Enbridge Energy Partners LP
03/01/2019	9.875%	375,000	387,287
Florida Power Corp.
06/15/2018	5.650%	400,000	417,814
General Dynamics Corp.
02/01/2014	5.250%	590,000	630,149
General Mills, Inc.
02/15/2012	6.000%	600,000	632,896
The Goldman Sachs Group, Inc.
01/15/2016	5.350%	500,000	443,845
Goodrich Corp.
03/01/2019(c)	6.125%	375,000	364,669
Hewlett-Packard Co.
03/01/2014	6.125%	350,000	373,287
03/01/2018	5.500%	300,000	308,385
Kraft Foods, Inc.
08/11/2017	6.500%	400,000	412,821
The Kroger Co.
02/01/2010	8.050%	500,000	517,287
McDonald’s Corp.
02/01/2019	5.000%	600,000	625,742
Morgan Stanley
10/15/2015	5.375%	450,000	407,282
Nabors Industries, Inc.
01/15/2019	9.250%	550,000	522,666
National Oilwell Varco, Inc.
Series B, 08/15/2015	6.125%	545,000	476,601
Pacificorp
01/15/2019	5.500%	600,000	615,559
PetroHawk Energy Corp.
06/01/2015	7.875%	225,000	199,125
Public Service Electric & Gas Co.
11/01/2013	6.330%	600,000	646,433
Roche Holdings, Inc.
03/01/2019(c)	6.000%	400,000	412,779
Sara Lee Corp.
09/15/2011	6.250%	400,000	417,423
South Carolina Electric & Gas Co.
11/01/2018	5.250%	400,000	404,243
TEPPCO Partners LP
02/01/2013	6.125%	560,000	544,003
Thermo Fisher Scientific, Inc.
06/01/2015	5.000%	500,000	478,039
The Travelers Cos., Inc.
06/15/2012	5.375%	510,000	511,536
05/15/2018	5.800%	275,000	267,475

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
Tyco International Finance S.A.
01/15/2019	8.500%	$450,000	$465,347
Union Pacific Corp.
01/31/2013	5.450%	500,000	501,685
United Technologies Corp.
02/01/2019	6.125%	500,000	539,665
Verizon Wireless Capital LLC
02/01/2014	5.550%	400,000	400,938
Wal-Mart Stores, Inc.
02/15/2018	5.800%	250,000	273,981
Weatherford International, Ltd.
03/01/2019	9.625%	615,000	637,524
XTO Energy, Inc.
12/15/2013	5.750%	775,000	784,614

TOTAL CORPORATE BONDS
(Cost $27,057,621)			27,288,842

ASSET/MORTGAGE BACKED SECURITIES 2.09%
Freddie Mac REMICS
Series 2006-3155, Class SA, 11/15/2035(e)	34.763%	1,517,569	1,721,206
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037(e)	20.281%	438,842	450,884
Series 2007-37, Class SB, 03/20/2037(e)	20.281%	451,989	456,302
Series 2007-37, Class SY, 06/16/2037(e)	22.438%	252,941	257,749

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $2,548,933)			2,886,141

GOVERNMENT & AGENCY OBLIGATIONS 14.95%
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028	6.220%	590,000	634,683
U.S.Treasury Bond
06/30/2012	4.875%	600,000	669,656
08/15/2014	4.250%	2,000,000	2,265,938
08/15/2018	4.000%	11,700,000	13,008,949
05/15/2038	4.500%	1,750,000	2,048,321
U.S.Treasury Note
01/31/2010	2.125%	2,000,000	2,026,252

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $20,052,531)			20,653,799

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED OPTIONS 2.71%
Purchased Call Options 0.10%
SPDR Gold Trust	January, 2010	$100.00	150	$132,750

TOTAL PURCHASED CALL OPTIONS
(Cost $207,378)				132,750

Purchased Put Options 2.61%
S&P 500 Index	May, 2009	825.00	200	1,252,000
S&P 500 Index	June, 2009	750.00	500	2,177,500
SPDR Gold Trust	January, 2010	80.00	300	184,500

TOTAL PURCHASED PUT OPTIONS
(Cost $4,936,912)				3,614,000

TOTAL PURCHASED OPTIONS
(Cost $5,144,290)				3,746,750

	7 Day
	Yield		Shares	Value
SHORT-TERM INVESTMENTS 0.73%
Dreyfus Treasury Prime Money Market Fund(f)	0.000	%(g)	1,014,051	1,014,051

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,014,051)				1,014,051

Total Investments* - 126.81%
(Cost $204,158,623)				175,228,696

Liabilities in Excess of Other Assets - (26.81%)				(37,043,592)

NET ASSETS - 100.00%				$138,185,104

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Put Options Written
S&P 500 Index	May, 2009	$750.00	200	$(578,000)
S&P 500 Index	June, 2009	650.00	500	(887,500)
SPDR Gold Trust	January, 2010	90.00	300	(339,000)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $2,767,999)				$(1,804,500)

	Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT
Common Stocks
3M Co.	(21,200)	$(1,054,064)
Berkshire Hathaway, Inc.	(456)	(1,285,920)
Bill Barrett Corp.	(10,089)	(224,379)
Boston Properties, Inc.	(12,300)	(430,869)
China Communications Construction Co., Ltd.	(158,900)	(174,264)
Cie Generale d’Optique Essilor International S.A.	(5,600)	(216,509)
Cimarex Energy Co.	(9,000)	(165,420)
Costco Wholesale Corp.	(24,100)	(1,116,312)
Dawson Geophysical Co.	(1,400)	(18,900)
EOG Resources, Inc.	(13,707)	(750,595)
Federal Realty Investment Trust	(5,600)	(257,600)
General Electric Co.	(102,600)	(1,037,286)
Genuine Parts Co.	(21,194)	(632,853)
HSBC Holdings PLC - ADR	(5,494)	(155,041)
JFE Holdings, Inc.	(9,100)	(197,197)
Kohl’s Corp.	(5,300)	(224,296)
Li & Fung, Ltd.	(31,000)	(72,794)
Overseas Shipholding Group, Inc.	(14,000)	(317,380)
PACCAR, Inc.	(12,157)	(313,164)
Pride International, Inc.	(10,685)	(192,116)
Public Storage	(12,200)	(674,050)
Quest Diagnostics, Inc.	(15,000)	(712,200)
Simon Property Group, Inc.	(10,853)	(375,948)
Smith International, Inc.	(23,000)	(494,040)
Sony Corp. - ADR	(9,700)	(200,111)
Sunoco, Inc.	(13,000)	(344,240)
Teekay Corp.	(11,700)	(166,491)
Tesoro Corp.	(36,000)	(484,920)
Tsakos Energy Navigation, Ltd.	(3,500)	(49,315)
Ultra Petroleum Corp.	(1,100)	(39,479)
Valero Energy Corp.	(16,000)	(286,400)
Vornado Realty Trust	(615)	(20,443)
Want Want China Holdings, Ltd.	(61,300)	(28,473)
WW Grainger, Inc.	(6,600)	(463,188)

Exchange Traded Funds
iShares MSCI Mexico Investable Market Index Fund	(15,876)	(430,240)
iShares MSCI South Korea	(20,701)	(589,357)
iShares Russell 2000 Index Fund	(75,000)	(3,145,500)

Rights
HSBC Holdings-Rights - ADR(b), exercisable 03/20/2009 -04/03/2009, subscription price 254 GBP	(14,600)	(147,690)

TOTAL SECURITIES SOLD SHORT
(Proceeds $18,338,673)		$(17,489,044)

Abbreviations:

ADR - American Depositary Receipt

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

FTSE - Financial Times Stock Exchange

GBP - British Pence

GDR - Global Depositary Receipt

HOLDRs - Holding Company Depositary Receipts

LLC - Limited Liability Company

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

MYR - Malaysian Ringgit

PCL - Public Company Limited

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

 S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

Tbk - Terbuka (stock symbol in Indonesian)

ULC - Unlimited Liability Company

*                 All securities are being held as collateral for borrowings, written options and/or short sales as of March 31, 2009.

(a)       Non-Income producing security.

(b)       Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2009, these securities had a total value of $236,657 or 0.17% of net assets.

(c)        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, these securities had a total value of $3,380,222 or 2.45% of net assets.

(d)       Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2009, these securities had a total value of $100,000 or 0.07% of net assets.

(e)        Floating or variable rate security - rate disclosed as of March 31, 2009.

(f)           Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

(g)       Less than 0.0005%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub—classifications used by one or more widely recognized market indexes, and/or as defined by Fund management This definition may not apply for purposes of this report, which may combine industry sub—classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

March 31, 2009

Assets:
Investments, at value (Cost - see below)	$175,228,696
Deposit with broker for securities sold short and written options	33,827,209
Receivable for investments sold	7,907,044
Interest receivable	559,476
Cash	537,597
Dividends receivable	412,546
Total Assets	218,472,568

Liabilities:
Loan payable	$60,200,000
Securities sold short (Proceeds $18,338,673)	17,489,044
Options written, at value (Premiums received $2,767,999)	1,804,500
Payable for investments purchased	525,195
Accrued investment advisory fee	130,852
Dividends payable - short sales	68,242
Accrued administration fee	53,275
Interest payable - margin account	8,154
Accrued trustees fee	5,024
Interest due on loan payable	3,023
Payable to Custodian	155
Total Liabilities	80,287,464

Net Assets	$138,185,104
Cost of investments	$204,158,623

Composition of Net Assets:
Paid-in capital	$196,009,967
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(30,703,688)
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(27,121,175)
Net Assets	$138,185,104
Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606
Net asset value per share	$13.24

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $152,069)	$5,710,442
Interest on investment securities	3,422,517
Miscellaneous income	525
Total Income	9,133,484

Expenses:
Investment advisory fee	2,197,506
Interest on loan	1,588,336
Administration fee	894,699
Dividend expense - short sales	854,389
Interest expense - margin account	217,628
Trustees fee	144,684
Broker/dealer fees	37,499
Other expenses	88,326
Total Expenses	6,023,067

Net Investment Income	3,110,417

Net realized gain (loss) on:
Investment securities	(67,100,746)
Securities sold short	29,251,211
Written options	7,944,236
Foreign currency transactions	(167,609)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(43,388,529)
Net loss on investments, options, securities sold short and foreign currency transactions	(73,461,437)
Distributions to Preferred Shareholders from:
Net investment income	(544,694)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(70,895,714)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

March 31, 2009

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common Shareholder Operations:
Net investment income	$3,110,417	$4,846,452
Net realized gain (loss) from:
Investment securities	(67,100,746)	19,092,394
Securities sold short	29,251,211	919,033
Written options	7,944,236	1,460,498
Foreign currency transactions	(167,609)	(26,124)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(43,388,529)	(6,199,564)
Distributions to Preferred Shareholders from:
Net investment income	(544,694)	(4,352,185)
Net realized gains	—	(778,500)
Net Increase (Decrease) in Net Assets Attributable to Common Shares from Operations	(70,895,714)	14,962,004

Distributions to Common Shareholders:
Net investment income	(8,507,063)	(17,947,521)
Net realized gains	(3,193,929)	(7,617,262)
Tax return of capital	(4,576,993)	—
Net Decrease in Net Assets from Distributions	(16,277,985)	(25,564,783)

Net Decrease in Net Assets Attributable to Common Shares	$(87,173,699)	$(10,602,779)

Net Assets Attributable to Common Shares:
Beginning of period	225,358,803	235,961,582
End of period*	$138,185,104	$225,358,803

* Includes overdistributed net investment income of:	$—	$(149,981)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2009

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(70,895,714)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(590,178,337)
Proceeds from disposition of investment securities	624,362,547
Cover securities sold short transactions	283,922,337
Proceeds from securities sold short transactions	(284,382,345)
Written options transactions	18,160,166
Proceeds from written options transactions	(7,368,081)
Written options excercised	(3,412,500)
Purchased options transactions	(32,147,588)
Proceeds from purchased options transactions	24,119,466
Purchased options exercised	14,292,980
Net proceeds from short-term investment securities	23,163,450
Net realized loss from investment securities	67,100,746
Net realized gain on securities sold short	(29,251,211)
Net realized gain on written options	(7,944,236)
Net change in unrealized depreciation on investment securities	43,388,529
Premium amortization	160,911
Discount accretion	(54,174)
Decrease in deposits with brokers for securities sold short and written options	(7,054,914)
Decrease in dividends receivable	37,206
Increase in interest receivable	(85,534)
Increase in receivable for investments sold	(3,489,103)
Decrease in other assets	15,170
Increase in interest due on loan payable	3,023
Decrease in payable for investments purchased	(12,000,216)
Increase in dividends payable-short sales	20,096
Increase in interest payable-margin account	5,946
Decrease in accrued investment advisory fee	(92,526)
Decrease in accrued administration fee	(37,672)
Decrease in accrued trustee fee	(8,362)
Decrease in other payables	(5,388)
Net cash provided by operating activities	50,344,672

Cash Flows From Financing Activities:
Net proceeds from bank borrowing	$183,306,280
Repayment of bank borrowing	(123,106,280)
Redemption of auction market preferred shares	(95,051,829)
Cash distributions paid	(16,277,985)
Net cash used in financing activities	(51,129,814)

Net decrease in cash	(785,142)

Cash, beginning balance	$1,322,739
Cash, ending balance	$537,597

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period on interest from bank borrowings:	$1,660,563

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

March 31, 2009

						For the Period
				For the Period		July 28, 2004
	For the Year Ended	For the Year Ended	For the Year Ended	June 1, 2005 to		(inception) to
	March 31, 2009	March 31, 2008	March 31, 2007	March 31, 2006^		May 31, 2005
Per Common Share Operating Performance
Net asset value - beginning of period	$21.60	$22.61	$24.42	$20.78		$19.10
Income from investment operations:
Net investment income	0.30 *	0.46 *	1.79	0.92		0.93
Net realized and unrealized gain (loss) on investments	(7.05)	1.47	(0.98)	4.75		1.99
Distributions to Preferred Shareholders from:
Net investment income	(0.05)	(0.49)	(0.47)	(0.31)		(0.14)
Total from Investment Operations	(6.80)	1.44	0.34	5.36		2.78

Distributions to Common Shareholders from:
Net investment income	(0.81)	(1.72)	(1.44)	(1.05)		(0.93)
Net realized gain	(0.31)	(0.73)	(0.71)	(0.67)		—
Tax return of capital	(0.44)	—	—	—		—
Total Distributions to Common Shareholders	(1.56)	(2.45)	(2.15)	(1.72)		(0.93)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—	—	—	—		(0.04)
Preferred share offering costs and sales load charged to paid-in capital	—	—	—	—		(0.13)
Total Capital Share Transactions	—	—	—	—		(0.17)
Net asset value - end of period	$13.24	$21.60	$22.61	$24.42		$20.78
Market price - end of period	$10.68	$18.90	$20.82	$23.99		$22.59

Total Investment Return - Net Asset Value(1):	(32.20)%	7.10%	1.59%	25.99%		13.89%
Total Investment Return - Market Price(1):	(37.50)%	1.77%	(4.77)%	13.85%		18.24%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$138,185	$225,359	$235,962	$248,354		$205,260
Ratios to average net assets attributable to common shareholders:
Total expenses (2)	3.35%	2.10%	2.02%	2.07	%(3)	1.89	%(3)
Total expenses excluding interest expense (2)	2.43%	— (4)	— (4)	—	(4)	—	(4)
Total expenses excluding dividends on short sales (2)	2.88%	1.85%	1.75%	1.83	%(3)	1.54	%(3)
Net investment income (2)	1.73%	2.02%	2.63%	2.73	%(3)	1.23	%(3)
Preferred share dividends	0.30%	2.14%	2.10%	1.62	%(3)	0.82	%(3)
Portfolio turnover rate	233%	136%	187%	182%		236%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	— (4)	$95,052	$95,042	$95,051		$95,050
Total shares outstanding (000)	— (4)	3.8	3.8	3.8		3.8
Asset coverage per share (5)	— (4)	$84,319	$87,106	$90,370		$79,029
Liquidation preference per share	— (4)	$25,000	$25,000	$25,000		$25,000
Average market value per share (6)	— (4)	$25,000	$25,000	$25,000		$25,000

^	As approved by the Board of Trustees of the Fund, the fiscal year-end changed from May 31 to March 31, effective March 15, 2006.
*	Based on average shares outstanding
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	Annualized.
(4)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 22, 2008.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2009.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2009, securities which have been fair valued represented 0.17% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on April 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Quoted prices in active markets for identical investments

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009.

	Investments in	Other Financial
Valuation Inputs	Securities at Value	Instruments* at Value
Level 1 - Quoted Prices	$143,312,202	$(19,145,854)
Level 2 - Other Significant Observable Inputs	31,916,494	(147,690)
Level 3 - Significant Unobservable Inputs	—	—
Total	$175,228,696	$(19,293,544)

* Other financial instruments include written options and securities sold short.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$562,500
Realized gain/(loss)	(487,500)
Change in unrealized appreciation/(depreciation)	—
Net purchases/(sales)	(75,000)
Transfers in and/or out of level 3	—
Balance as of 3/31/09	$—

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity for the year ended March 31, 2009 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2008	—	$—
Positions opened	1,663	1,058,506
Exercised	(30)	(6,640)
Expired	(500)	(234,066)
Closed	(1,133)	(817,800)
Outstanding, March 31, 2009	—	$—
Market Value, March 31, 2009		$—

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2008	7,490	$3,332,650
Positions opened	12,488	17,101,660
Exercised	(6,550)	(3,405,860)
Expired	(8,590)	(10,585,825)
Closed	(3,838)	(3,674,626)
Outstanding, March 31, 2009	1,000	$2,767,999
Market Value, March 31, 2009		$1,804,500

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2009, March 31, 2008, March 31, 2007, and March 31, 2006.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act of 1940, as amended, (the “1940 Act”) and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

Recent Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$9,051,757	$22,299,706
Long-Term Capital Gain	3,193,929	8,395,762
Return of Capital	4,576,993	—
Total	$16,822,679	$30,695,468

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2009, certain differences were reclassified.  The Fund decreased accumulated net investment loss by $6,091,321, decreased accumulated net realized gain by $(6,091,395) and decreased paid in capital by $74. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

At March 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $10,763,701, expiring March 31, 2017.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated net realized gain	(26,386,565)
Unrealized appreciation	(31,774,775)
Other Cumulative Effect of Timing Differences	336,477
Total	$(57,824,863)

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2009, were as follows:

Gross appreciation (excess of value over tax cost)	$7,189,065
Gross depreciation (excess of tax cost over value)	(38,963,840)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	—
Net unrealized depreciation	$(31,774,775)
Cost of investments for income tax purposes	$208,812,223

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

year. For the fiscal year ended March 31, 2009, the Fund elected to defer capital losses occuring between November 1, 2008 and March 31, 2009 in the amount of $15,622,864.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,434,606 common shares outstanding on March 31, 2009, ALPS Fund services (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common shares outstanding - beginning of period	10,434,606	10,434,606
Common shares issued as reinvestment of dividends	—	—
Common shares outstanding - end of period	10,434,606	10,434,606

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 22, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008.  See Note 6 — Leverage, for further information on the borrowing facility used by the Fund during the year ended, and as of, March 31, 2009.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2009 aggregated $590,178,337 and $624,362,547 respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2009 aggregated $55,688,510 and $60,356,118, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Fund as defined in the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

6. LEVERAGE

In January 2009 the Fund entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to an initial limit of $60,200,000 (the “Initial Limit”). Subsequent to the date of this report, the Fund and BNP amended the Agreement to increase the borrowing limit to $71,200,000, subject to the applicable asset coverage requirement of Section 18 of the 1940 Act. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also pays a one time Arrangement fee of 0.25% on (i) the Initial Limit and (ii) the increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. The Arrangement fee paid for the year ended March 31, 2009 totaled $75,250 and is included in Other expenses in the Statement of Operations. For the year ended March 31, 2009, the average amount borrowed under the agreement and the average interest rate for the amount borrowed were $60,006,154 and 2.35% respectively. As of March 31, 2009, the amount of such outstanding borrowings is $60,200,000. The interest rate applicable to the borrowings on March 31, 2009 was 2.29%.

In addition, BNP has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities upon demand and without condition and BNP is obligated to return such security or equivalent security to the Fund the lesser of five days or the standard market settlement time in the principal market in which the Hypothecated Securities are traded after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. If Hypothecated Securities are not returned by BNP to the Fund by the deadline to exercise a corporate action (conversion, sub-division, consolidation, etc.) with respect to such Hypothecated Securities, the Fund can request, and BNP shall, to the extent commercially reasonable under the circumstances, return equivalent securities in such form that will arise if the right had been exercised. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Hypothecated Securities against any amounts owed to BNP under the Agreement. The Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act.

Prior to entering into the Arrangement, as described above, in May 2008 the Fund had entered into an overnight collateralized lending facility (the “Overnight Facility”). The Fund used the Overnight Facility to fully redeem the AMPS (as discussed in Note 3) and to keep the Fund leveraged near an anticipated level of 33% of total assets. For the year ended March 31, 2009, the average amount borrowed under the overnight facility and the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

average interest rate for the amount borrowed were $82,762,951 and 2.12% respectively. As of March 31, 2009, the amount of such outstanding borrowings is $0.

The Board of Trustees has approved both of these financing arrangements.

The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the AMPS were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the AMPS now redeemed).

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

March 31, 2009 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2009 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2009 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2009 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2009 (Unaudited)

The Fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2009:

Corporate Dividends Received Deduction	19.06%
Qualified Dividend Income	29.89%

TRUSTEES & OFFICERS

March 31, 2009 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee

James E. Canty Age - 46 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Trust.	3

Edmund J. Burke Age - 48 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/ Since Inception Trustee/Since July 12, 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Equity Fund, Clough Global Opportunities Fund, and Reaves Utility Income Fund, is a Trustee of the Liberty All-Star Equity Fund, and is a Director of the Liberty All-Star Growth Fund, Inc.

3

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee

Jeremy O. May Age - 39 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is a Trustee of ALPS ETF Trust and Chairman, Trustee and Treasurer of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Lauren E. Motley Age - 28 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since December 10, 2008

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers from 2003 to 2005. Ms. Motley is currently also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, and Reaves Utility Income Fund.

N/A

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee

Erin Douglas Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003.  Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Opportunities Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T.Akins* Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation from 2000 to 2003. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust, and ALPS ETF Trust.

N/A

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee

Andrew C. Boynton Age - 53 Carroll School of Management Boston College Fulton Hall 510 140 Comm.Ave. Chestnut Hill, MA 02467	Trustee/Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Robert Butler Age - 68 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee

Adam Crescenzi Age - 66 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Crescenzi is a Trustee of Dean College and a Trustee and Chairman of the Nominating Committee of Clough Global Equity Fund and Clough Global Opportunities Fund. He has been a founder and an investor of several start-up technology and service firms. He is currently the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3

John F. Mee, Esq. Age - 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor, in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and the Board of Trustees of the Clough Global Equity Fund and Clough Global Opportunities Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee

Richard C. Rantzow Age - 70 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice Chairman/Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee and Chairman of the Audit Committee of the Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rantzow is also Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 64 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

CLOUGH GLOBAL ALLOCATION FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

(a)            The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)           Not Applicable.

(c)           During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)          During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)            Not Applicable.

(f)              The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  Principal Accounting Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $28,333 and $28,333, respectively.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2009 and $0 in 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,165 in 2009 and $3,250 in 2008.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2009 and $8,000 in 2008.  These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)                   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2009 and $0 for 2008.

(h)                                 Not applicable.

Item 5.             Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2009

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over nine years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over nine years.
James E. Canty	Partner and Portfolio Manager	Since Inception

Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over nine years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

(a)(2) As of March 31, 2009, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)
Eric A. Brock	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)
James E. Canty	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each accounts.

(2) The advisory fee is based in part on the performance for one account totaling $159.9 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2009.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2009.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$100,001 - $500,000
Eric A. Brock	$10,001 - $50,000
James E. Canty	$10,001 - $50,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

On March 11, 2009, the Board of Trustees (“Board”) of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board.

Provided in the text below is a summary of changes approved by the Board; (i) a shareholder proposal to the Fund, including nominees to the Board (“Shareholder Proposals”), shall be required to be received no earlier than the 150th day and not later than the 120th day prior to the first anniversary of the Registrant’s proxy statement for the preceding year’s annual meeting, (ii) in the case of a special meeting of shareholders all Shareholder Proposals must be given by the 10th day following the day on which the notice of the special meeting date was given or public disclosure of the date of special meeting was made, (iii) any shareholder wishing to bring a Shareholder Proposal at a special or annual shareholder meeting shall also be required to provide; (a) representation as to his/her eligibility to vote at the said shareholder meeting, (b) to the extent such shareholder and/or nominee has entered into any financial transaction impacting the common shares, to include but not limited to hedging or otherwise managing profit, loss, or risk of change in the value of the common stock and (c) any shareholder nominee proposal must provide such information as is needed to ensure the Registrant’s compliance with Regulation 14A under the Securities Exchange Act of 1934, as amended and (iv) a special meeting may only be called by (a) majority vote of the Board of Trustees, (b) the Chairman or (c) the President of the Registrant.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 8, 2009

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 8, 2009